Exhibit 10(c)

                   FIRST AMENDMENT
                         OF
HARNISCHFEGER INDUSTRIES DEFERRED COMPENSATION TRUST


          WHEREAS, Harnischfeger Industries, Inc. (the
"company") maintains Harnischfeger Industries Deferred
Compensation Trust (the "trust"); and

          WHEREAS, amendment of the trust now is
considered desirable;

          NOW, THEREFORE, by virtue and in exercise of the power reserved to the company by paragraph 10.1 of the trust, the trust be and hereby is amended, effective
December 19, 1990, in the following particulars:

          1.   By substituting for subparagraphs 1.1(f),
(g) and (h) of the trust the following:

               "(f)  'Company Shares' means shares of
          common stock of the Company.


               (g)  'Government Securities' means
          obligations of, or guaranteed as to principal and interest by, the United State Government.

               (h)  'Participant' means any participant
          in a Plan.

               (i)  'Permitted Investments' means:
          Company Shares; Government Securities; taxable corporate commercial paper, having at the date of investment a rating of at least A1/P1 from either Standard & Poor's Corporation or Moody's
          Investors Service, Inc. (or, in either case, its successor); certificates of deposit of banks or trust companies having a long-term debt rating of at least AA/Aa from either
          Standard & Poor's or Moody's; money market mutual funds or common trust funds or other collective investment funds maintained by the Trustee for trust investment purposes which are invested entirely or substantially entirely in investments of the foregoing kinds with average daily maturities of less than forty-five days;
          and such other investments, if any, as may hereafter be approved from time to time by the Committee as 'Permitted Investments'."


          2.   By substituting for subparagraph 2.2(b)
of the trust the following:

               "(b)  The Company shall transfer to the
          Trustee from time to time cash or Company shares in such amounts as it considers desirable."

          3. By adding the following two sentences at the end of paragraph 4.1 of the Trust as a part thereof:

          "Notwithstanding the foregoing, the Trustee shall continue to invest in and hold Company Shares which have been contributed to the Trust by the Company until such time as the Trustee is directed by the Committee to distribute or otherwise dispose of such Company Shares. All dividends or other distributions received by the Trustee with respect to Company Shares shall be reinvested by the Trustee in Company Shares unless otherwise directed by the Committee."

          4.   By substituting for subparagraph 4.3(b)
of the trust the following:

               "(b)  To vote Company Shares personally
          or by proxy in accordance with the directions of Participants in the Plans who have benefits under the Plans denominated in Company Shares, and for this purpose each such Participant may instruct the Trustee as to the voting of that number of Company Shares reflected by the whole number of Company Shares held by the Trustee hereunder multiplied by a fraction, the numerator of which is the total number of Company Shares representing the Participant's benefits under the Plans denominated in Company
          Shares and the denominator of which is the total number of Company Shares representing all participant's benefits denominated in the
          Company Shares under the Plans.  All Company
          Shares as to which the Trustee does not receive voting instructions as specified above shall be voted by the Trustee proportionately in the same manner as it votes Company Shares as to which the Trustee has received voting instructions as specified above."

          5.   By substituting for subparagraph 5.2(b)
of the trust the following:

               "(b)  if at any time there shall be on
          deposit with the Trustee Government Securities and cash (which for this purpose includes money market funds or certificates of deposit) which the Committee certifies to the Trustee to be sufficient, taking into account the respective maturities of any such Government Securities and assuming no reinvestment of any of the proceeds thereof or of any such cash, to provide for the payment of all amounts payable under the Plans in cash at the times such amounts are payable under the Plans plus
          Company Shares which the Committee certifies to the Trustee to be sufficient to provide for the payment of all amounts payable under the Plans in Company Shares, and the Committee so advises the Trustee, the Trustee shall, if so directed by the Committee, return all other assets of the Trust Fund to the Company; and"


          IN WITNESS WHEREOF, the company has caused this amendment to be executed on its behalf by the undersigned duly authorized members of its Management Policy Committee, this 19th day of December, 1990.

                    HARNISCHFEGER INDUSTRIES, INC.

                    /s/ Jeffery T. Grade
                    --------------------------------
                    /s/ Francis M. Corby, Jr.
                    --------------------------------
                    /s/ John R. Teitgen
                    --------------------------------

                    As members of the Management
                    Policy Committee of
                    Harnischfeger Industries, Inc.



          The undersigned, as Trustee under Harnischfeger
Industries Deferred Compensation Trust, hereby acknowledges receipt of an executed copy of the foregoing amendment, and consents thereto to the extent it applies to the undersigned as Trustee, this 28th day of December, 1990.

                    MARSHALL AND ILSLEY TRUST COMPANY,
                    as Trustee

                    By  /s/ James L. Neubauer
                    ----------------------------------
                         Its  Vice President

ATTEST:


/s/ Steven P. Palmer
- ------------------------
Its Vice President
    Corporate Seal